UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 12, 2013

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-16075	86-0449546
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1065 Avenue of the Americas, Suite 1705, New York, NY 10018

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Witten communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

(a) The annual meeting of the stockholders of Sequential Brand Group, Inc. (the “Company”) was held on July 12, 2013. There were 16,229,855 shares of common stock entitled to be voted, and 10,422,297 shares present in person or represented by proxy at the annual meeting. Four items of business were acted upon by stockholders at the annual meeting: (1) election of three (3) Class II members of the board of directors for a three-year term, (2) ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013, (3) approval, on an advisory basis, of the compensation of the Company’s named executive officers, and (4) approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

(b) The stockholders (i) elected each of the Company’s nominees for director; (ii) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; (iii) approved, on an advisory basis, compensation of the Company’s named executive officers; and (iv) approved, on an advisory basis, annual frequency of the future advisory votes on executive compensation.

The voting results were as follows:

Proposal 1 - Election of three Class II Directors

	Number of	Number of Votes	Broker
Names	Votes For	Withheld	Non-Votes
Matthew Eby	9,418,573	163,484	840,240
Stewart Leonard Jr.	9,582,016	41	840,240
Gary Johnson	9,582,016	41	840,240

Proposal 2 - To Ratify the Selection of Grant Thornton LLP as the Company's Independent Registered Public Accounting Firm for the Year Ending December 31, 2013

For	10,405,266
Against	17,031
Abstentions	-0-
Broker Non-Votes	-0-

Proposal 3 - To Approve, on an Advisory Basis, the compensation of the Company’s named executive officers

For	9,417,663
Against	146,903
Abstentions	17,491
Broker Non-Votes	840,240

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Proposal 4 - To approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers

One Year	9,543,107
Two Years	1,995
Three Years	19,422
Abstentions	17,533
Broker Non-Votes	840,240

(c) The stockholders elected, on an advisory basis, to hold an advisory vote to approve compensation of the Company’s named executive officers every year. In line with this recommendation by our stockholders, the Board of Directors has determined that advisory votes on executive compensation will be submitted to stockholders every year until the next required advisory vote on the frequency of an executive compensation vote.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENTIAL BRANDS GROUP, INC.

	By:	/s/ YEHUDA SHMIDMAN
Yehuda Shmidman
Director, Chief Executive Officer
and Secretary

Date: July 15, 2013

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